Putnam
Equity
Fund 98

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-00

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

We are pleased to report that Craig S. Lewis recently joined Richard M. Frucci on the management team of Putnam Equity Fund 98. Craig came to Putnam in 1998 from Keystone Investments and has seven years of investment experience.

Investors in the fund have been highly rewarded for their tenacity during a particularly volatile market environment. New economy stocks seemed unstoppable in the second half of 1999 and early 2000, but there was an abrupt change in March 2000, when the Nasdaq experienced a sharp decline of more than 30%. Despite this correction, Putnam Equity Fund 98 ended this fiscal year in a remarkably positive position.

Total return for 12 months ended 6/30/00

       Net asset value            Public offering price
------------------------------------------------------------------
          102.02%                        90.36%
------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 6.

In a portfolio composed of small-capitalization companies, technology remains an important sector. As most investors realize by now, after experiencing the harrowing second quarter of this year, technology is one of the most volatile sectors in the market. Dick and Craig had the difficult job of determining the most promising subsectors within the technology sector. They were convinced that the dramatic growth of both the Internet and wireless communications would necessitate the regeneration of our entire telecommunications infrastructure. This growth resulted in significant investment opportunities in telecommunications equipment, specialty semiconductors, contract manufacturers, software vendors, data storage providers, and tower rental companies.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Zygo Corp.
Semiconductors

Act Manufacturing, Inc.
Electronics

Tollgrade Communications, Inc.
Communications equipment

Anaren Microwave, Inc.
Aerospace/defense

SBA Communications Corp.
Telecommunications

California Amplifier, Inc.
Communications equipment

The Management Network Group, Inc.
Technology services

LTX Corp.
Semiconductors

Exar Corp.
Electronics

Aeroflex, Inc.
Aerospace/defense

Footnote reads:
These holdings represent 21.7% of the fund's net assets as of 6/30/00. Portfolio holdings will vary over time.


One company that contributed strongly to the fund's performance before being sold was Emulex Corporation. The company designs a number of network connectivity products. One such product, fiber channel host bus adapters, is in high demand as data storage needs continue to expand. Emulex sells its products mainly to equipment manufacturers and distributors, including IBM and Compaq Computer. Emulex's stock price moved up about 140% during the past fiscal year.

Zygo Corporation, another top- performing stock, is a company that makes precision quality automation systems that are used in semiconductors, data storage devices, and nuclear fusion research. Zygo's stock price increased from about $18 per share when we acquired it in October to about $91 per share at fiscal year's end. While this holding and others discussed in this report were viewed favorably as of June 30, 2000, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

Other sectors and companies turned in respectable performance as well. Within the health-care sector, Molecular Devices Corporation and Invitrogen are two companies that merit some discussion. Molecular Devices produces bioanalytical measurement systems that make the drug development process more efficient and more cost effective. Invitrogen makes kits that speed up the process of gene cloning and related research in more than 30 countries. Both of these companies experienced strong demand from a long list of biotechnology companies and this was reflected in their favorable stock price performance. Molecular Devices was named on Forbes 200 Best Small Companies list in 1999.

Within the media sector, Pegasus Communications, a leading provider of direct broadcast satellite (DBS) television in rural markets, posted notable appreciation in its stock price. The company, which has expanded with the acquisition of Golden Sky Holdings, has about 1.2 million DBS subscribers in 41 U.S. states. Pegasus's stock price went from approximately $39 per share to $49 per share during the fiscal year.

Tollgrade Communications also performed extremely well this year. This company's testing devices enable telephone and cable TV companies to diagnose problems in their wire-line networks from remote locations. Growth in broadband networks is the primary driver behind Tollgrade's newest products. Tollgrade's stock price went from about $37 per share when it was purchased in February 2000 to more than $130 per share by fiscal year's end.

Unlike their more mature larger capitalization counterparts, emerging growth companies with leading-edge products and low levels of market penetration can prosper in most economic environments. While the equity market is likely to remain volatile, the small-capitalization growth universe should continue to provide fertile investment opportunities.

* CONFIDENT LOOK AHEAD

As we look to the future, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges ahead and are confident that Putnam and your Board will continue to meet those challenges successfully, as they have done for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
August 16, 2000

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/00, there is no guarantee the fund will continue to hold these securities in the future. This fund invests a portion of its assets in small-size companies. Such investments increase the risk of greater price fluctuations.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Equity Fund 98 seeks capital appreciation by investing primarily in the equity securities of small, rapidly growing companies.

TOTAL RETURN FOR PERIODS ENDED 6/30/00

                                         Russell 2000     Consumer
                      NAV       POP         Index        price index
--------------------------------------------------------------------
1 year              102.02%    90.36%       14.32%          3.67%
--------------------------------------------------------------------
Life of fund
(since 12/31/97)    254.51    234.19        21.76           6.49
Annual average       65.90     62.03         8.20           2.55
--------------------------------------------------------------------

Past performance is no assurance of future results. Returns were achieved during favorable market conditions and may not be sustained. More recent returns may be more or less than those shown. Returns at public offering price reflect the current maximum initial sales charge of 5.75%. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. The fund is offered on a limited basis and has limited assets. Performance data do not take into account any adjustments for taxes payable on reinvested distributions and reflect an expense limitation, which is currently in effect. Without the expense limitation, total returns would have been lower.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 6/30/00

--------------------------------------------------------------------
Distributions (number)               1
--------------------------------------------------------------------
Income                               --
--------------------------------------------------------------------
Capital gains
  Long-term                       $0.807
--------------------------------------------------------------------
  Short-term                       1.882
--------------------------------------------------------------------
  Total                           $2.689
--------------------------------------------------------------------
Share value:                    NAV     POP
--------------------------------------------------------------------
6/30/99                       $14.85  $15.76
--------------------------------------------------------------------
6/30/00                        26.90   28.54
--------------------------------------------------------------------



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 12/31/97

                Fund's class A       Russell 2000      Consumer price
Date             shares at POP          Index              index

12/31/97             9,427             10,000             10,000
3/31/98             11,665             11,006             10,025
6/30/98             11,599             10,493             10,074
9/30/98              9,041              8,379             10,111
12/31/98            12,543              9,745             10,161
3/31/99             13,412              9,217             10,204
6/30/99             16,542             10,650             10,272
9/30/99             18,748              9,977             10,371
12/31/99            32,077             11,817             10,433
3/31/00             36,624             12,654             10,581
6/30/00            $33,419            $12,176            $10,649

Footnote reads:
Past performance is no assurance of future results. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge.


COMPARATIVE BENCHMARKS

Russell 2000 Index is an unmanaged list of common stocks that is frequently used as a measure of the performance of small company stocks. Indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended June 30, 2000

To the Trustees and Shareholders of
Putnam Equity Fund 98
(a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Equity Fund 98 (the "fund") at June 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 9, 2000




THE FUND'S PORTFOLIO
June 30, 2000

COMMON STOCKS (96.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
             15,500 FreeShop.com, Inc. (NON)                                                       $         92,031
             10,000 Interep National Radio Sales, Inc. - Class A (NON)                                       53,125
             26,500 L90, Inc. (NON)                                                                         278,250
                                                                                                   ----------------
                                                                                                            423,406

Aerospace/Defense (5.8%)
-------------------------------------------------------------------------------------------------------------------
             11,000 Aeroflex, Inc. (NON)                                                                    546,563
              5,050 Anaren Microwave, Inc. (NON)                                                            662,734
             20,500 Signal Technology Corp. (NON)                                                           512,500
                                                                                                   ----------------
                                                                                                          1,721,797

Biotechnology (1.0%)
-------------------------------------------------------------------------------------------------------------------
              1,900 Maxim Pharmaceuticals, Inc. (NON)                                                        97,613
              5,200 Neurocrine Biosciences, Inc. (NON)                                                      184,925
              2,600 OraPharma, Inc. (NON)                                                                    26,000
                                                                                                   ----------------
                                                                                                            308,538

Broadcasting (2.7%)
-------------------------------------------------------------------------------------------------------------------
              2,700 Citadel Communications Corp. (NON)                                                       94,331
              4,600 Pegasus Communications Corp. (NON)                                                      225,688
              6,000 Radio One, Inc. - Class A (NON)                                                         132,375
              3,000 Radio One, Inc. - Class D (NON)                                                          88,688
             29,600 Regent Communications, Inc. (NON)                                                       254,375
                                                                                                   ----------------
                                                                                                            795,457

Commercial and Consumer Services (3.9%)
-------------------------------------------------------------------------------------------------------------------
             10,700 CoStar Group, Inc. (NON)                                                                268,169
              9,600 Hall, Kinion & Associates, Inc. (NON)                                                   319,800
              4,200 Macrovision Corp. (NON)                                                                 268,472
              7,000 Professional Detailing, Inc. (NON)                                                      238,438
              5,400 SkillSoft Corp. (NON)                                                                    76,275
                                                                                                   ----------------
                                                                                                          1,171,154

Communications Equipment (11.7%)
-------------------------------------------------------------------------------------------------------------------
             13,000 Ancor Communications, Inc. (NON)                                                        464,953
             12,500 California Amplifier, Inc. (NON)                                                        571,875
              4,600 Crossroads Systems, Inc. (NON)                                                          116,150
              1,899 Hybrid Networks, Inc. (NON)                                                              16,863
             13,300 Information Resource Engineering, Inc. (NON)                                            335,825
             12,000 MCK Communications, Inc. (NON)                                                          277,500
              3,500 Natural Microsystems Corp. (NON)                                                        393,531
              4,200 Proxim, Inc. (NON)                                                                      415,669
             11,500 SpectraLink Corp. (NON)                                                                 168,188
              5,500 Tollgrade Communications, Inc. (NON)                                                    728,750
                                                                                                   ----------------
                                                                                                          3,489,304

Computers (--%)
-------------------------------------------------------------------------------------------------------------------
              1,200 Mobility Electronics, Inc. (NON)                                                         14,400

Consumer Goods (1.6%)
-------------------------------------------------------------------------------------------------------------------
             22,800 Yankee Candle Company, Inc. (The) (NON)                                                 493,050

Consumer Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
              4,500 Hotel Reservations Network, Inc. - Class A (NON)                                        133,875

Electrical Equipment (3.1%)
-------------------------------------------------------------------------------------------------------------------
              3,000 Benchmark Electronics, Inc. (NON)                                                       109,688
             15,000 DDi Corp. (NON)                                                                         427,500
              9,300 Manufacturers' Services, Ltd. (NON)                                                     191,231
              7,700 Universal Electronics, Inc. (NON)                                                       189,131
                                                                                                   ----------------
                                                                                                            917,550

Electronics (11.3%)
-------------------------------------------------------------------------------------------------------------------
             17,000 Act Manufacturing, Inc. (NON)                                                           789,438
              4,000 American Superconductor Corp. (NON)                                                     193,000
              5,200 Keithley Instruments, Inc.                                                              453,050
              3,400 Nanometrics, Inc. (NON)                                                                 140,038
              6,000 Oak Technology, Inc. (NON)                                                              129,375
             16,700 PSi Technologies Holdings, Inc. ADR (Philippines) (NON)                                 346,525
             28,600 Semitool, Inc. (NON)                                                                    495,138
             13,900 Sipex Corp. (NON)                                                                       384,856
              9,000 Trimble Navigation, Ltd. (NON)                                                          439,313
                                                                                                   ----------------
                                                                                                          3,370,733

Health Care Services (4.8%)
-------------------------------------------------------------------------------------------------------------------
              4,550 Accredo Health, Inc. (NON)                                                              157,259
              8,100 Allscripts, Inc. (NON)                                                                  186,300
              5,700 Invitrogen Corp. (NON)                                                                  428,658
             13,700 LifePoint Hospitals, Inc. (NON)                                                         304,825
             10,100 Province Healthcare Co. (NON)                                                           364,863
                                                                                                   ----------------
                                                                                                          1,441,905

Machinery (0.7%)
-------------------------------------------------------------------------------------------------------------------
             10,000 FSI International, Inc. (NON)                                                           216,875

Manufacturing (0.8%)
-------------------------------------------------------------------------------------------------------------------
              6,500 GSI Lumonics, Inc. (Canada) (NON)                                                       228,313

Medical Technology (1.9%)
-------------------------------------------------------------------------------------------------------------------
              3,300 ArthroCare Corp. (NON)                                                                  175,725
              3,000 Molecular Devices Corp. (NON)                                                           207,563
              6,000 ResMed, Inc. (NON)                                                                      160,500
              1,400 Sonic Innovations, Inc. (NON)                                                            25,988
                                                                                                   ----------------
                                                                                                            569,776

Pharmaceuticals (3.0%)
-------------------------------------------------------------------------------------------------------------------
             10,300 Anesta Corp. (NON)                                                                      256,213
              3,400 Angiotech Pharmaceuticals, Inc. (Canada) (NON)                                          141,950
              6,900 ChiRex, Inc. (NON)                                                                      138,000
              4,900 Priority Healthcare Corp. - Class B (NON)                                               364,131
                                                                                                   ----------------
                                                                                                            900,294

Photography/Imaging (0.3%)
-------------------------------------------------------------------------------------------------------------------
             15,300 T/R Systems, Inc. (NON)                                                                  97,538

Publishing (0.9%)
-------------------------------------------------------------------------------------------------------------------
              7,100 Information Holdings, Inc. (NON)                                                        262,700

Restaurants (0.5%)
-------------------------------------------------------------------------------------------------------------------
              2,200 Applebee's International, Inc.                                                           66,688
              2,480 P.F. Chang's China Bistro, Inc. (NON)                                                    79,205
                                                                                                   ----------------
                                                                                                            145,893

Retail (1.1%)
-------------------------------------------------------------------------------------------------------------------
              9,100 Factory 2-U Stores, Inc. (NON)                                                          344,094

Schools (2.3%)
-------------------------------------------------------------------------------------------------------------------
              6,500 Learning Tree International, Inc. (NON)                                                 398,125
             17,100 ProsoftTraining.com (NON)                                                               287,494
                                                                                                   ----------------
                                                                                                            685,619

Semiconductor (15.3%)
-------------------------------------------------------------------------------------------------------------------
              2,600 Alpha Industries, Inc. (NON)                                                            114,563
              3,800 ANADIGICS, Inc. (NON)                                                                   129,438
              7,000 Aware, Inc. (NON)                                                                       357,875
              4,500 Centillium Communications, Inc. (NON)                                                   310,500
              6,350 Exar Corp. (NON)                                                                        553,641
              9,000 Helix Technology Corp.                                                                  351,000
             10,000 Integrated Silicon Solutions, Inc. (NON)                                                380,000
             16,200 LTX Corp. (NON)                                                                         565,988
              1,500 Photon Dynamics, Inc. (NON)                                                             112,031
              2,800 Power Integrations, Inc. (NON)                                                           65,975
              3,100 Rudolph Technologies, Inc. (NON)                                                        120,125
              4,100 Veeco Instruments, Inc. (NON)                                                           300,325
              4,600 Zoran Corp. (NON)                                                                       303,313
             10,000 Zygo Corp. (NON)                                                                        908,112
                                                                                                   ----------------
                                                                                                          4,572,886

Shipping (0.6%)
-------------------------------------------------------------------------------------------------------------------
              5,800 EGL, Inc. (NON)                                                                         178,350

Software (9.0%)
-------------------------------------------------------------------------------------------------------------------
              8,600 BackWeb Technologies, Ltd. (Israel) (NON)                                               196,725
              1,100 Brio Technology, Inc. (NON)                                                              23,306
              1,800 Clarus Corp. (NON)                                                                       69,975
              7,200 Click Commerce, Inc. (NON)                                                              162,900
              5,900 Digimarc Corp. (NON)                                                                    227,150
              6,400 DSET Corp. (NON)                                                                        194,400
             25,000 eXcelon Corp. (NON)                                                                     198,438
              5,800 Exchange Applications, Inc. (NON)                                                       154,425
              3,600 Informatica Corp. (NON)                                                                 294,975
              9,100 Manugistics Group, Inc. (NON)                                                           425,425
              2,900 Netegrity, Inc. (NON)                                                                   218,406
              7,000 SAGA Systems, Inc. (NON)                                                                 87,063
              6,300 Verity, Inc. (NON)                                                                      239,400
             11,000 Vertel Corp. (NON)                                                                      192,500
                                                                                                   ----------------
                                                                                                          2,685,088

Technology Services (5.1%)
-------------------------------------------------------------------------------------------------------------------
              1,000 About.com, Inc. (NON)                                                                    31,500
              6,100 Braun Consulting, Inc. (NON)                                                            128,863
              4,700 C-Bridge Internet Solutions, Inc. (NON)                                                  81,663
              3,200 Cysive, Inc. (NON)                                                                       76,400
              5,500 eLoyalty Corp. (NON)                                                                     70,125
             16,300 Management Network Group, Inc. (The) (NON)                                              570,500
              3,500 McAfee.com Corp. (NON)                                                                   91,219
             10,000 Pilot Network Services, Inc. (NON)                                                      148,750
              2,900 Predictive Systems, Inc. (NON)                                                          104,219
              3,000 Proxicom, Inc. (NON)                                                                    143,625
              4,150 Razorfish, Inc. (NON)                                                                    66,659
                                                                                                   ----------------
                                                                                                          1,513,523

Telecommunications (7.5%)
-------------------------------------------------------------------------------------------------------------------
              5,000 Airgate PCS, Inc. (NON)                                                                 262,813
              5,800 Alamosa PCS Holdings, Inc. (NON)                                                        121,075
              3,300 Choice One Communications, Inc. (NON)                                                   134,681
              7,000 CTC Communications Group, Inc. (NON)                                                    252,000
              5,000 Net2000 Communications, Inc. (NON)                                                       81,875
              8,000 Pinnacle Holdings, Inc. (NON)                                                           432,000
              7,200 Price Communications Corp (NON)                                                         169,650
              2,700 Rural Cellular Corp. Class A (NON)                                                      206,719
             11,400 SBA Communications Corp. (NON)                                                          592,088
                                                                                                   ----------------
                                                                                                          2,252,901
                                                                                                   ----------------
                    Total Common Stocks (cost $21,547,120)                                         $     28,935,019

SHORT-TERM INVESTMENTS (3.7%) (a) (cost $1,095,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    1,095,000 Interest in $500,000,000 joint tri-party repurchase agreement dated June 30, 2000 with S.B.C. Warburg, Inc. due July 3, 2000 with respect to various U.S. Treasury obligations -- maturity
                    value of $1,095,602 for an effective yield of 6.60%.                           $      1,095,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $22,642,120) (b)                                       $     30,030,019
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $29,924,395.

  (b) The aggregate identified cost on a tax basis is $22,673,280, resulting in gross unrealized appreciation and depreciation of $10,151,288 and $2,794,549, respectively, or net unrealized appreciation of $7,356,739.

(NON) Non-income-producing security.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $22,642,120) (Note 1)                                          $30,030,019
-------------------------------------------------------------------------------------------
Cash                                                                                 68,894
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                8,140
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      145,865
-------------------------------------------------------------------------------------------
Total assets                                                                     30,252,918

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    247,260
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            9,921
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         50,258
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           11,834
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         1,294
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            750
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                7,206
-------------------------------------------------------------------------------------------
Total liabilities                                                                   328,523
-------------------------------------------------------------------------------------------
Net assets                                                                      $29,924,395

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $19,886,579
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                             2,649,917
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        7,387,899
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $29,924,395

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per share
($29,924,395 divided by 1,112,562 shares)                                            $26.90
-------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $26.90)*                                      $28.54
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 more and on group sales, the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended June 30, 2000

Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                          $  39,966
-------------------------------------------------------------------------------------------
Dividends                                                                             3,143
-------------------------------------------------------------------------------------------
Total investment income                                                              43,109

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    194,849
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       59,099
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     2,430
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      1,534
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               4,569
-------------------------------------------------------------------------------------------
Registration fees                                                                     3,643
-------------------------------------------------------------------------------------------
Auditing                                                                             32,082
-------------------------------------------------------------------------------------------
Legal                                                                                 3,860
-------------------------------------------------------------------------------------------
Postage                                                                                 536
-------------------------------------------------------------------------------------------
Other                                                                                   180
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (49,478)
-------------------------------------------------------------------------------------------
Total expenses                                                                      253,304
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (4,660)
-------------------------------------------------------------------------------------------
Net expenses                                                                        248,644
-------------------------------------------------------------------------------------------
Net investment loss                                                                (205,535)
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  4,535,861
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                        4,504,617
-------------------------------------------------------------------------------------------
Net gain on investments                                                           9,040,478
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $8,834,943
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended June 30
                                                                     -----------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                  $   (205,535)     $   (59,769)
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                        4,535,861          348,955
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              4,504,617        2,367,098
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    8,834,943        2,656,284
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net realized gain on investments                                (1,967,266)         (55,814)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      13,864,439        1,386,653
--------------------------------------------------------------------------------------------------
Total increase in net assets                                           20,732,116        3,987,123

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                       9,192,279        5,205,156
--------------------------------------------------------------------------------------------------
End of year                                                           $29,924,395       $9,192,279
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

-------------------------------------------------------------------------------------------
                                                                           For the period
Per-share                                                                   Dec. 31, 1997+
operating performance                                Year ended June 30      to June 30
-------------------------------------------------------------------------------------------
                                                      2000         1999         1998
-------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $14.85       $10.52        $8.50
-------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------
Net investment loss (a)(b)                            (.24)        (.11)        (.04)
-------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  14.98         4.55         2.06
-------------------------------------------------------------------------------------------
Total from
investment operations                                14.74         4.44         2.02
-------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (2.69)        (.11)          --
-------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $26.90       $14.85       $10.52
-------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                              102.02        42.62        23.77*
-------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $29,924       $9,192       $5,205
-------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)                          1.30         1.30          .65*
-------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)                         (1.05)       (1.04)        (.37)*
-------------------------------------------------------------------------------------------
Portfolio turnover (%)                              152.49       184.61        85.45*
-------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized

  (a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of $0.06, $0.04 and $0.06 per share for the periods ended June 30, 2000, June 30, 1999 and June 30, 1998, respectively. (Note 2)

  (b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

  (c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (d) Includes amounts paid through expense offset arrangements. (Note 2)



NOTES TO FINANCIAL STATEMENTS
June 30, 2000

Note 1
Significant accounting policies

Putnam Equity Fund 98 (the "fund") is a series of Putnam Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in the equity securities of small, rapidly growing companies that Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes have the potential for capital appreciation.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended June 30, 2000, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of net operating loss and losses on wash sale transactions. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2000, the fund reclassified $205,535 to decrease accumulated net investment loss with a decrease to accumulated net realized gains of $205,535. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of the fund's average net asset value, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% of any excess thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2001, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc., and payments under the Trust's distribution plan) would exceed an annual rate of 1.30% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended June 30, 2000, fund expenses were reduced by $4,660 under expense-offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense-offset arrangements in an income-producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management, Inc. at an annual rate of up to 0.35% of the fund's average net assets. The Trustees currently have not approved any payments pursuant to the plan.

For the year ended June 30, 2000, Putnam Retail Management, Inc., acting as underwriter received no net commissions from the sale of shares from the fund. A deferred sales charge of up to 1% is assessed on certain redemptions of shares. For the year ended June 30, 2000, Putnam Retail Management, Inc., acting as underwriter received no monies on redemptions.

Note 3
Purchases and sales of securities

During the year ended June 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $39,342,921 and $28,533,150, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At June 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended June 30, 2000
---------------------------------------------------------------------------
                                                Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    576,823         $15,911,036
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   84,191           1,964,171
---------------------------------------------------------------------------
                                               661,014          17,875,207

Shares
repurchased                                   (167,432)         (4,010,768)
---------------------------------------------------------------------------
Net increase                                   493,582         $13,864,439
---------------------------------------------------------------------------

                                                  Year ended June 30, 1999
---------------------------------------------------------------------------
                                                Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    266,398          $2,772,527
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,482              55,693
---------------------------------------------------------------------------
                                               271,880           2,828,220

Shares
repurchased                                   (147,521)         (1,441,567)
---------------------------------------------------------------------------
Net increase                                   124,359          $1,386,653
---------------------------------------------------------------------------

At June 30, 2000, Putnam Investments, Inc. owned 700,674 shares of the fund (63.0% of shares outstanding) valued at $18,848,131.


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $1,475,147 as capital gain, for its taxable year ended June 30, 2000.

The fund has designated 0.11% from investment company taxable income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Richard M. Frucci
Vice President and Fund Manager

Craig S. Lewis
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Equity Fund
98. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


63296  2HF  8/00